UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2014 (June 10, 2014)

MID-AMERICA APARTMENT COMMUNITIES, INC.

MID-AMERICA APARTMENTS, L.P.

(Exact name of registrant as specified in its charter)

Tennessee Tennessee	001-12762 333-190028-01	62-1543819 62-1543816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue Memphis, Tennessee	38138
(Address of principal executive offices)	(Zip Code)

(901) 682-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 10, 2014, Mid-America Apartments, L.P. (the “Operating Partnership”) and Mid-America Apartment Communities, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Jefferies LLC, as representatives of the several underwriters listed on Schedule 1 attached to the Underwriting Agreement, in connection with the public offering by the Operating Partnership of $400 million aggregate principal amount of the Operating Partnership’s 3.750% Senior Notes due 2024.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Underwriting Agreement, which is being filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On June 10, 2013, the Company issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated June 10, 2014, by and among Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Jefferies LLC, as representatives of the several underwriters listed on Schedule 1 thereto.

99.1	Press Release, dated June 10, 2014, issued by Mid-America Apartment Communities, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2014	MID-AMERICA APARTMENT COMMUNITIES, INC.

	By:	/s/ Albert M. Campbell, III
	Name:	Albert M. Campbell, III
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: June 11, 2014	MID-AMERICA APARTMENTS, L.P.

	By:	Mid-America Apartment Communities, Inc., its general partner

	By:	/s/ Albert M. Campbell, III
	Name:	Albert M. Campbell, III
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated June 10, 2014, by and among Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and J.P. Morgan Securities LLC, Wells Fargo Securities LLC and Jefferies LLC, as representatives of the several underwriters listed on Schedule 1 thereto.

99.1	Press Release, dated June 10, 2014, issued by Mid-America Apartment Communities, Inc.